UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 24, 2009

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Information.

Verizon Communications Inc. (Verizon) adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51, (SFAS No. 160), as of January 1, 2009. SFAS 160 establishes accounting and reporting standards which are applied retrospectively for all periods presented. Upon the adoption of SFAS No. 160, we retrospectively changed the classification and presentation of non-controlling interest, previously referred to as minority interest. The adoption of SFAS No. 160 had no net effect on earnings attributable to Verizon or on operating cash flow.

Concurrent with the adoption of SFAS No. 160, we reclassified the components of Wireline revenues to align our financial presentation to the continued evolution of our Wireline business. Accordingly, there are four marketing channels within the Wireline segment: Mass Markets, Global Enterprise, Global Wholesale and Other. Mass Markets includes consumer and small business revenues. Global Enterprise includes all retail revenue from enterprise customers, both domestic and international. Global Wholesale includes all wholesale revenues, both domestic and international, including switched and special access revenues, local wholesale and wholesale services from our global and IP networks. Other primarily includes operator services, payphone services and revenues from the former MCI mass markets customer base.

As a convenience to investors, we are making available in Exhibit 99.1 our historical consolidated and segment financial information for the past eight quarters presented in accordance with the requirements of SFAS No. 160 and reflecting the reclassification of the components of our Wireline revenues.

On January 9, 2009, Cellco Partnership d/b/a Verizon Wireless closed its previously announced acquisition of Alltel Corporation (Alltel).

As a convenience to investors who may want to consider the effects of this acquisition, we are making available unaudited pro forma financial and operating information for each of the four quarters of 2008 and for the year-ended December 31, 2008. The unaudited pro forma financial information gives pro forma effect to the acquisition of Alltel as if that acquisition had occurred on January 1, 2008. Exhibit 99.2 includes pro forma selected financial results for Verizon for the year-ended December 31, 2008, pro forma selected financial results for Verizon’s Domestic Wireless segment for the year-ended December 31, 2008 and pro forma selected financial and operating information for Verizon’s Domestic Wireless segment for the year-ended December 31, 2008.

The unaudited pro forma results are presented for illustrative purposes only and do not reflect the realization of potential cost savings, and any related integration costs. Certain cost savings may result from the merger, however, there can be no assurance that these cost savings will be achieved. Cost savings, if achieved, could result from, among other things, the reduction of overhead expenses, including employee levels and the elimination of duplicate facilities and capital expenditures. These pro forma results do not purport to be indicative of the results that would have actually been obtained if the merger had occurred as of January 1, 2008, nor does the pro forma data intend to be a projection of the results that may be obtained in the future.

Non-GAAP Measures

The historical financial information included in Exhibit 99.1 includes financial information prepared in conformity with generally accepted accounting principles (GAAP), as well as non-GAAP financial information. The non-GAAP financial information may be determined or calculated differently by other companies. The consolidated statements of income before special items eliminate items of revenues, expenses, gains and losses primarily as a result of their non-operational and/or non-recurring nature. This also includes the current and prior periods’ operating revenues and operating expenses of non-strategic local exchange and related business assets in Maine, New Hampshire, and Vermont that were spun-off in the current year-to-date period, which were determined using specific information where available and allocations where data is not maintained on a state-specific basis within Verizon’s books and records. Management believes this presentation of operating performance assists readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of Verizon’s consolidated and segment results of operations for a variety of internal purposes including strategic business planning, capital allocation and compensation. Management believes that the consolidated statements of income before special items provide current and prior period results of operations on a comparable basis as well as provide trends that are more indicative of future operating results under GAAP, given the non-operational and/or non-recurring nature of the special items removed for purposes of reporting results of operations before special items. While some of these items have been periodically reported in Verizon’s consolidated results of operations, their occurrence in future periods is dependent upon future business and economic factors, among other evaluation criteria, and may frequently be beyond the control of management. As a result of these factors, management also provides this information externally, along with a complete reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Historical financial information presented in accordance with SFAS No. 160.

99.2	Pro forma selected financial results for Verizon and selected financial and operating information for Verizon’s Domestic Wireless segment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	April 24, 2009	/s/ Robert J. Barish
Robert J. Barish
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Historical financial information presented in accordance with SFAS No. 160.
99.2	Pro forma selected financial results for Verizon and selected financial and operating information for Verizon’s Domestic Wireless segment.